UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

___________________________________________________________________

Date of report (Date of earliest event reported): May 17, 2018

PROBILITY MEDIA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55074	33-1221758
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1517 San Jacinto Street
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 652-3937

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Current Report on Form 8-K

ProBility Media Corporation

May 17, 2018

Item 1.01.	Entry into a Material Definitive Agreement.

On May 17, 2018, pursuant to a Securities Purchase Agreement, dated as of May 17, 2018, with Cavalry Fund I LP and several other institutional investors, we completed a private placement of our 10% original issue discount senior secured convertible promissory notes (referred to as the convertible notes), receiving gross and net proceeds of $972,222 and $875,000, respectively. Each convertible note was issued at a purchase price equal to 90% of its principal amount. The convertible notes mature six months after the date of their issuance and bear interest at 5% per annum. Investors may convert their convertible notes into shares of our common stock at any time and from time to time on and after the maturity date at a conversion price of $0.14 per share. In the event of a default under the convertible notes, the conversion price may be reduced to a price equal to 60% of the lowest closing price of our common stock during the prior 20 trading days.

The convertible notes are secured obligations of our company, and rank senior to general liabilities. The convertible notes are not redeemable. Prior to maturity, we may prepay the convertible notes at any time in an amount equal to 110% of the outstanding principal amount for the first 90 days after the issuance date and 120% of the outstanding principal amount from 91 to 181 days after the issuance date, upon ten trading days’ written notice to the investors. The convertible notes are identical for all of the investors except for principal amount.

The investors agreed not to convert their convertible notes or exercise their warrants to the extent such conversion, exercise or issuance would result in beneficial ownership of more than 4.99% of our outstanding shares at such time.

Events of default under the convertible notes include:

•	failure to pay principal or any liquidated damages on any convertible note when due;

•	failure to perform other covenants under the note that is not cured seven trading days after notice by holders;

•	default under the other financing documents, subject to any grace or cure period provided in the applicable agreement, document or instrument;

•	certain events of bankruptcy or insolvency of our company or any significant subsidiary;

•	any default by our company or any subsidiary under any instrument in excess of $100,000 that results in such obligation becoming due and payable prior to maturity;

•	we become party to a change of control transaction, or dispose of greater than 50% of our assets; and

•	failure to deliver common stock certificates to a holder on or prior to the second trading day after a convertible note conversion date.

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Upon an event of default, 130% of the outstanding principal amount of the convertible notes will become immediately due and payable to the holders of the convertible notes. Following an event of default and so long as it is continuing, the convertible notes will bear interest at a rate of 2% per month.

The convertible notes contain various covenants that limit our ability to:

•	incur additional indebtedness, other than permitted indebtedness as defined in the convertible note;

•	incur specified liens, other than permitted liens as defined in the convertible note;

•	amend our articles of incorporation or by-laws in a material adverse manner to the holders; and

•	repay or repurchase more than a de minimus number of shares of our common stock.

As part of the financing, we agreed to grant the investors a right of participation in any offering of securities or conventional debt issued by us for a period of 18 months following the closing date, other than in connection with strategic investments and other permitted exceptions.

We also issued to the investors five-year common stock purchase warrants to purchase up to 5,555,557 shares of our common stock at an exercise price of $0.175 per share. The warrants may be exercised on a cashless basis at any time if the underlying shares have not been fully registered for resale with the SEC. The warrants are not callable.

The warrants and the convertible notes each contain a provision for a “full ratchet” anti-dilution adjustment in the event of a subsequent equity financing at a price less than the respective warrant exercise price or convertible note conversion price.

We intend to use the net proceeds of the private placement for our working capital and capital expenditure requirements.

The financing transaction was completed through a private placement to unaffiliated institutional accredited investors and was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) thereunder.

The securities offered in the private placement have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

The foregoing summary of each of the Securities Purchase Agreement, convertible notes and common stock purchase warrants is qualified in its entirety to reference to the full text of each such document, a copy of each of which is attached hereto as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, and each of which is incorporated herein in its entirety by reference.

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Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 8.01	Other Events.

In November 2017 and January 2018, we issued convertible notes (the “Prior Notes”) to some of the same investors as those in the private placement described above in Item 1.01 of this current report. See current reports on Form 8-K filed with the SEC on November 13, 2017 and February 5, 2018. As a result of this private placement of our convertible notes, in consideration for the waiver of any and all defaults under the Prior Notes, (i) we agreed to increase by 20% the principal amount of the Prior Notes held by those investors participating in this private placement, (ii) the non-participating investors in this private placement agreed to waive the anti-dilution adjustment provisions contained in the Prior Notes and associated warrants, (iii) we agreed to fix the conversion price of the Prior Notes at $0.14 per share, and (iv) we granted the holders of the Prior Notes a one-time option to convert all of their Prior Notes into shares of our common stock at $0.10 per share.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit Number	Description

10.1	Securities Purchase Agreement, dated as of May 17, 2018, between ProBility Media Corporation and each purchaser identified on the signature pages thereto (the “Purchasers”).

10.2	Form of 10% Original Issue Discount 5% Senior Convertible Note issued by ProBility Media Corporation to each of the Purchasers.

10.3	Form of Common Stock Purchase Warrant issued by ProBility Media Corporation to each of the Purchasers.

10.4	Form of Security Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROBILITY MEDIA CORPORATION

Date: May 23, 2018	By:	/s/ Steven M. Plumb
Name: Steven M. Plumb Title: Chief Financial Officer